Exhibit 32.1

CERTIFICATION

I, Terry Lee, Chief Executive Officer of Heartland, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Annual Report on Amendment No. 1 to the Form 10-K of the Company for the annual period ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 3, 2011
Signature:	/s/ Terry Lee
Title:	Chief Executive Officer (Principal Executive Officer)